Safe Harbor Certain statements in this document regarding anticipated financial outcomes including earnings guidance, if any, business and market conditions, outlook and other similar statements relating to future events, developments or financial or operational performance or results of Rayonier Advanced Materials Inc. (“RYAM”), are "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as "may," "will," "should," "expect," "estimate," "believe," "intend," "project," "anticipate" and other similar language. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. While management believes that these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. The following important factors, among others, could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document: competitive pressures in the markets in which RYAM operates; risks associated with customer concentration, raw material and energy prices; risks associated with international operations; changes in global economic conditions; the Chinese dumping duties imposed on commodity viscose; litigation with the Altahama Riverkeeper; the effect of current and future environmental laws and regulations; potential impact of future tobacco-related restrictions; potential for additional pension contributions; labor relations; the effect of weather and other natural conditions; transportation cost and availability; the failure to attract and retain key personnel; the failure to develop new ideas and protect RYAM’s intellectual property; uncertainties related to the availability of additional financing to RYAM in the future and the terms of such financing; risks associated with product liability claims; the inability to make or effectively integrate future acquisitions; RYAM’s inability to engage in certain corporate transactions following its separation from Rayonier Inc. (“Rayonier”); any failure to realize expected benefits from such separation; risks associated with RYAM’s debt obligations following such separation; and uncertainties relating to general economic, political, business, industry, regulatory and market conditions. In addition, specifically with respect to the separation of RYAM from Rayonier, the following important factors, among others, could cause actual results to differ materially from those expressed in forward-looking statements that may have been made in this document: uncertainties as to the timing of the separation and whether it will be completed, the possibility that various closing conditions for the separation may not be satisfied or waived, the expected tax treatment of the separation, the impact of the separation on the businesses of Rayonier and RYAM, the ability of both companies to meet debt service requirements, the availability and terms of additional financing required by RYAM, and expectations of credit rating. Additional factors are described in Rayonier’s most recent Form 10-K and 10-Q, RYAM’s Form 10, and other reports of Rayonier and RYAM on file with the Securities and Exchange Commission. Neither RYAM nor Rayonier assumes any obligation to update these statements except as is required by law. 2

Table of Contents  The Separation 4  Business Overview 8  Strategy 21  Financial Review 25  Value Proposition 31  Appendix 33 3

The Separation 4

Strategic Rationale for the Separation Separation will create two independent, industry-leading public companies Different Markets, Drivers and Value Creation Strategies More Efficient Allocation of Capital Distinct Investment Identities Enhanced Strategic and Management Focus  Positions each best-in-class entity to continue to grow and deliver unique value creation strategies  Rayonier – Improving housing market and economy, and strong export markets fuel growth  Advanced Materials – Complete the ramp-up of high-value specialty product sales volumes  Concentration of each company’s financial resources solely on its operations  Capital structure allows each company financial flexibility  Each company can allocate capital in a more efficient manner best suited to its distinct priorities and strategies  Enables management of both companies to focus on unique opportunities for long- term growth and profitability  Improves alignment of management and employee incentives with profitability and growth objectives  Two unique investment theses:  Leading pure-play timberland REITs with best-in-class assets, premium land portfolio and attractive dividend  High-value, pure-play specialty cellulose producer with leading margins and significant free cash flow generation 5

Optimal Timing for the Separation

2011 - 2012

- Cellulose Specialties Expansion (CSE) project construction
- Acquired $540M of high-quality timberlands
- Obtained land-use entitlements on 39K acres of coastal FL/GA HBU properties

2013

- Completion of technically demanding CSE
  - Additional 190K tons of cellulose specialties capacity
  - High quality of cellulose specialties produced on converted line; achieved ahead of schedule
  - Excellent progress in qualifying new production with customers
- Acquired additional interest in New Zealand JV
- Sold non-core assets
  - Wood Products business
  - New York timberlands

2014

- Additional cellulose specialties (CS) sales volume as CSE ramp-up begins
- Strengthening housing market with positive impact on timber demand and prices
- Growing interest in development HBU properties
- **Separate Performance Fibers business from Rayonier**

Expectations beyond 2014

- CSE ramp-up continues through 2018 when CS capacity is fully placed in the market
- Improvement of housing market to trend level of ~1.5 million starts per year
  - Higher sawlog prices
  - Improved mix
  - Additional US harvest volume (approx.15%) from recent acquisitions
  - EBITDA growth in Forest Resources business
- Improving housing market and economy increase demand for development HBU

Optimal timing as both companies have strong growth prospects in years ahead

RAYONIER Advanced Materials

6

Sales Revenue by segment Segment EBITDA* (% Margin) CapEx Net debt $1.7B $0.7B $1.0B Forest Resources 22% Perf. Fibers 61% Real Estate 9% Trading & Other 8% $641M (38%) $159M ~$1.4B Forest Resources 57% Real Estate 22% Trading & Other 21% Cellulose specialties ~ 89% $255M (38%) $386M (37%) $63M $96M ~$0.5B (expected) ~$1.0B Rayonier prior to separation Rayonier post separation Rayonier Advanced Materials Commodity grades ~ 11% Expected credit rating Strong BBB/Baa2 BB+/Ba2 Sales volume: 76% CS / 24% commodity grade 2 0 1 3 Revenue by segment Net debt/ LTM EBITDA ~1.7X** ~ 3.0X** P ro f o rm a a t s p in Two Companies with Strong Financial Profiles * Non-GAAP measure (see Appendix for definition and reconciliation) ** Assumes corporate expense for Rayonier of $20M and Rayonier Advanced Materials, $25M 7

Business Overview 8

A Leader in Specialty Chemicals  Global leader across cellulose specialties (“CS”) product portfolio • Greater than 2x sales volume versus competition: #1 in acetate / strong position in ethers and high-strength viscose/specialty • High purity product for technically demanding end uses • Extensive R&D capability, process knowledge and customer support • Customized products with demanding, lengthy customer qualification processes  Intermediate specialty chemical producer primarily serving global chemical companies • Long-term customer relationships • Consistent and secure supply of RYAM cellulose specialties is critical to customers  Operate two flexible, advanced manufacturing facilities in Southeast US • Facilities in Jesup, GA (520K tons) and Fernandina Beach, FL (155K tons) • Recent CSE expansion continues industry leadership  Industry leading margins and cash flows • Over $1 billion revenue business • Attractive ~ 30% EBITDA* margins • Cash Flow From Operations in excess of $255 million annually over the past three years 9 * Represents Management Adjusted EBITDA, a non-GAAP measure, see Appendix for definition and reconciliation

Cellulose Specialties is a High-Value Product Dissolving Pulp Commodity Viscose Fluff 5.3 MMT Commodity Market Pulp 52 MMT Cellulose Specialties 4.4 MMT Total: 1.6 MMT Total: 63 MMT Cellulose Specialties segment Market pulp industry (1) Increasing Specialization * Includes some lower purity, less demanding grades Acetate ~ 710,000 MT Ethers ~ 503,000 MT* High Strength Viscose and Specialty High Value ~ 355,000 MT (1) Represents chemical (Kraft and Sulfite) pulp market 10

Production Focus on High End Cellulose Specialties Cellulose Specialties: 486,000 MTs Advanced Materials: 643,000 MTs Cellulose Specialties 76% Commodity Products 24% Acetate 81% High value ethers 6% Other Cellulose Specialties 13% 2013 Production Volumes 11

Participate in Diverse, Growing End-Markets Illustrative End Products 12 High Value Ethers High Strength Viscose Other Cellulose Specialties Specialty High Value Acetate

End Use Breakdown Estimated Segment Size  ~ 503,000 MT (pulp)  4 – 6% growth p.a. End Use Breakdown Estimated Segment Size  ~ 355,000 MT (pulp)  2 – 3% growth p.a. End Use Breakdown Estimated Segment Size  ~ 710,000 MT (pulp)  1 – 2% growth p.a. Textiles 4% Acetate High Value Ethers (3) Other Cellulose Specialties Source: Hawkins Wright, PCI Fibres, Markets and Markets, and company estimates (1) Data from 2012 (2) Segment sizes include approximately 130,000 to 160,000 MT of Cotton Linter Pulps (3) Segment size includes 100,000 MT of microcrystalline cellulose Coatings, Plastics & Film 7% Cigarette Filters 82% LCD Film 7% Construction, Coatings & Paints 11% Pharmaceutical 29% Industrial 35% Food Products 25% Engine Filter 16% Tire Cord 15% Casings 21% Explosives, Inks & Lacquers 48% Global Leader Across Cellulose Specialties Global Cellulose Specialties End Use Breakdown (1)(2) 13 Global Market Demand Growing 3%, 45K-50K MT/Year Estimated Rayonier AM Position  Number 1 Estimated Rayonier AM Position  Top 4  Top 2 Estimated Rayonier AM Position

Rayonier Advanced Materials: The Cellulose Specialties Standard Bearer Source: Public information and privately commissioned studies 14 Estimated 2013 Sales Announced Additional Capacity/ Potential Additional Volume • Rayonier AM - 190K MT • Buckeye – 42K MT • Sateri – upper limit undetermined

Technical Leadership in Cellulose Specialties

The "Rayonier Advanced Material Recipe"



Process Knowledge
Customized for each customer application
Hardwood
Softwood
Kraft
Sulfite
Pulping
Bleaching
Finishing
Customer Markets
Acetate
Ethers/MCC
High Strength Viscose
Specialty High Value
Filter
Plastic
LCD/Film
Food
Pharmaceuticals
Tire Cord
Casings
Process Flexibility
Juvenile, exterior fiber, center fiber, region hardness
Caustic (high ph) Ammonia (low ph)
Process sequence, bleach sequence: Cl_2, Cl02, peroxide, concentrations, temperature, wash type/sequence, cold caustic extraction

15

Turning Wood into a High-End Specialty Polymer Black Liquor Organics - Energy Inorganics - Recovery Extractives 1 - 5% Water Cellulose 43 - 45% Hemicellulose 27 - 30% 17 tons CS or 20 tons Viscose or 25 tons Fluff Inorganics /Organics Waste Treatment Lignin 20 - 28% Bleaching Process 100 Green tons wood Input Output Cooking Process Purit y 16 A Natural Plastic

Purity is Critical to Customers Potential for molecular buildup of impurities Cigarette Filter Spinerette Acetate Filament Hair Spinerette Hole (smaller than a human hair) Acetate Tow (Filter) Manufacturing Process 17

Low Cost, Flexible Manufacturing Facilities Jesup, GA  Kraft mill  Three production lines  520,000 MT of capacity  Ability to be dedicated CS producer; produces acetate, ethers and high- strength viscose  Purchases 1.8 million tons of hardwood chips and 1.4 million tons of softwood chips annually  Produces greater than 90 percent of energy required by mill Fernandina Beach, FL  Sulfite mill  One production line  155,000 MT of capacity  Dedicated CS producer; acetate, ethers and high-strength viscose  Purchases 900,000 tons of softwood chips annually  Produces 100 percent of energy required by mill and sells excess power into the grid Combined, these facilities produce more than 25 different grades of cellulose specialties 18

World Class, Customer Focused R&D Effort  Strong technical partnerships with our customers and their customers • Customer-driven research • Experienced scientists and engineers with leading expertise in cellulose chemistry • Comprehensive understanding of our customers' processes - Majority of relationships span several decades • Superior analytical capability and end-use testing capability • Trust in our confidentiality  Ability to customize each product grade to meet the exacting requirements of a specific end use  Pilot plant lines that simulate Jesup and Fernandina mill pulping and bleaching processes 19

Leadership 20 Management Board of Directors * Current Rayonier Board members  Paul G. Boynton* - Chairman  C. David Brown, II* - Lead Director  De Lyle W. Bloomquist  Mark E. Gaumond*  James F. Kirsch  Lisa Palumbo  James H. Miller*  Thomas I. Morgan*  Ronald Townsend*  Paul G. Boynton – Chairman, President & CEO  Jack Kriesel - SVP, Performance Fibers  Benson Woo – SVP, Chief Financial Officer  Frank Ruperto - SVP, Corporate Development & Strategy  Beth Johnson – VP, Investor Relations & Planning

Strategy 21

Rayonier Advanced Materials Strategy  Strengthen global leadership position in cellulose specialties • Currently possess 2x the capacity and sales of next largest competitor • Differentiate through purity, consistency and technical expertise  Enhance strong relationships with key customer base • Focus on meeting customer demand needs • Deliver products customized precisely for demanding chemical applications  Drive growth and diversification • Expand reach into adjacent markets • Diversify portfolio through value-enhancing acquisitions  Focus on operational excellence to improve cost position • Identify and drive cost savings opportunities • Increase production efficiencies to enhance supply reliability 22

M a rgi n Technical Expertise Required Purity (alpha) 85 Fluff Viscose CS 98 Rayonier Advanced Materials CS Strategy Focused on Highest End of the Value Chain High Low Low High 23

* Does not include sales of off-grade product Absorbent Materials Cellulose Specialties without cost surcharge Product Mix $/MT CSE completion June 2013 Cellulose Specialties Command Premium Price  $385 million to convert commodity capacity to CS in Jesup completed June 2013 • Customer-driven project to support their growth • 260,000 MT absorbent materials converted to 190,000 MT CS  Strategically attractive to Advanced Materials • Strengthens our industry leadership • Enables future CS growth  Transition to CS as customer and market growth allows • Incremental 190,000 tons of CS production expected to increase EBITDA** by $150M based upon 2013 sales prices and costs, when fully sold (2018 target) CSE Expansion Focused on Strategic Growth 24 ** Non-GAAP measure (see Appendix for definition)

Financial Review 25

Q1 Financial Highlights  Short term pricing softness due to transitional markets fueled by capacity additions, mostly from RYAM CSE  Revenue Drivers • Pricing down 3% relative to the first quarter of 2013 or 6% relative to 2013 year end • New CS capacity outpacing consistently growing demand in short term • Planned extended maintenance for shutdown at the Jesup mill for boilers moved forward from 2015 had negative effects on shipments and volumes  Cost Drivers • Wet weather affecting wood costs • Cold weather affecting fuel costs ($ in millions, except volumes) Q1 2014 Q1 2013 CS price ($ per MT) $1,823 $1,874 CS sales volume (000s of MT) 113 132 Cellulose Specialties 206 247 Absorbent Materials 10 37 Commodity Viscose & Other 27 1 Total Sales $243 $285 % Growth (15%) NA Performance Fibers Segment EBITDA * $70 $107 % Margin 29% 37% Management Adjusted EBITDA * $64 $101 % Margin 26% 35% 26 * Non-GAAP measure (see Appendix for definition and reconciliation)

($ in Millions) Financial Performance Highlights Note: Management Adjusted EBITDA and Adjusted Free Cash Flow are non-GAAP figures. See Appendix for reconciliations * Includes adjustment for $25M overhead * LTM volume lower due to timing of extended shutdown in Q1’14 * 27 *

Attractive Capital Structure with Low-Cost, Long-Term Debt (1) 1 month LIBOR plus 1.08% (2) $250 million capacity (undrawn at closing) (3) Net of 67 bps of patronage (4) Non-GAAP measure (see Appendix for definition and reconciliations) Corporate Ratings of BB+ and Ba2 Interest Cumulative Debt Rate(1) Amount Leverage Term Revolving Credit Facility(2) 1.65% $ -- 0.0x 5 years Term Loan A 1.65% 110 0.3x 5 years Farm Credit Term Loan 1.23% 290 1.2x 7 years Senior Notes 5.5% 550 2.9x 10 years Total Debt $ 950 2.9x Q1 LTM Management Adj. EBITDA(4) $ 324 Total Debt/EBITDA 2.9 28 ($ in millions) (3)

Key Financial Metrics 29 Year Ended December 31, ($ in millions) 2011 2012 2013 Tons sold (000s of MT) Cellulose specialties 504 503 486 Commodity viscose / absorbent materials 227 214 157 Sales Cellulose specialties $824 $935 $930 Commodity viscose / absorbent materials / other 197 160 117 Gross margin $323 $379 $333 Gross margin percentage 32% 35% 32% Operating income $283 $342 $289 Operating income margin 28% 31% 28% Management adjusted EBITDA * $329 $395 $361 Management adjusted EBITDA margin 32% 36% 35% Capital expenditures $97 $105 $96 Adjusted free cash flow * 140 188 143 * Non-GAAP measure (see Appendix for definition and reconciliation)

2014 Financial Guidance (2) Excludes corporate expenses. After the separation, normalized corporate expenses are expected to be $25M for Rayonier Advanced Materials. 2013 2014 Guidance Sales 1,042 Comparable CS Volumes (000s of MT) (1) 486 ~ 30 Operating Income (2) 311 ↓ ~ 25% Segment EBITDA (2)(3) 386 ↓ ~ 15% CapEx (4) 96 75 - 80 DD&A 75 85 - 90 Dividends (5) $.07 / Qtr, or $.28 / annualized RYN Performance Fibers Segment 30 ($ in millions) (3) Non-GAAP measure (see Appendix for definition and reconciliations) (4) Additional capital spending in 2015 and 2016 for industrial boiler air emissions compliance (5) Each Rayonier shareholder will receive one share of Rayonier Advanced Materials common stock for every three common shares of Rayonier. ↑ (1) If targeted volumes are not realized, 2014 sales, operating income and EBITDA will be below guidance. Currently, incremental cellulose specialties volume is not under contract.

Value Proposition 31

Attractive Shareholder Value Proposition  Best-in-class margins and cash flows with material upside as new capacity is absorbed and operational efficiency improves  Completed investment in cellulose specialties expansion provides runway for significant future growth  Attractive cash flows allow for rapid de-leveraging and increased financial flexibility  World-class assets and strong financial position provide ability to pursue new growth opportunities  Modest dividend with focus to enhance long-term ability to prudently return capital 32

Appendix 33

Global Consumption Growing 1% – 1.5% Per Year B illi o n s o f Ci ga re tt es Cigarette Volume by Region  The Asia Pacific region (including China) contains seven of the world’s largest markets and six of the fastest-growing 5,630 6,184 5,811 34 Source: Euromonitor 2013

CS Market / Pricing Largely Independent of Commodity Viscose Pricing Source: PCI Fibres, CCF Group and Rayonier Advanced Materials $/MT Note: CS prices were higher in Q2 2011, Q2 2012 and Q3 2012 due to sales mix. 35

Definitions of Non-GAAP Measures EBITDA is defined as earnings before interest, taxes, depreciation, depletion and amortization. EBITDA is a non-GAAP measure used by our Chief Operating Decision Maker, existing shareholders and potential shareholders to measure how the Company is performing relative to the assets under management. Segment EBITDA is defined as EBITDA (as defined above) before allocated corporate overhead and one time transaction and legal costs. Segment EBITDA is a non-GAAP measure used by our Chief Operating Decision Maker, existing shareholders and potential shareholders to measure how the Company is performing relative to the assets under management. Management Adjusted EBITDA is defined as Segment EBITDA (as defined above) less estimated stand alone costs. Management Adjusted EBITDA is a non-GAAP measure used by our Chief Operating Decision Maker, existing shareholders and potential shareholders to measure how the Company is performing relative to the assets under management. Adjusted Free Cash Flow is defined as cash provided by operating activities adjusted for capital expenditures excluding strategic capital and tax benefits related to exchange the AFMC for the CBPC. 36

Reconciliation of Non-GAAP Measures Three Months Ended Last Twelve Months Ended Year Ended December 31, March 31, 2014 March 31, 2013 March 31, 2014 2013 2012 2011 Operating income $43 $87 $245 $289 $342 $283 Depreciation, depletion and amortization 21 15 80 74 60 56 EBITDA 64 102 325 363 402 339 Corporate overhead allocation 3 5 15 17 18 15 Legal / Transaction costs 3 - 9 6 - - Segment EBITDA 70 107 349 386 420 354 Estimated stand alone costs (6) (6) (25) (25) (25) (25) Management Adjusted EBITDA $64 $101 $324 $361 $395 $329 Cash flow from operations $55 $30 $283 $258 $305 $258 Capital Expenditures (22) (21) (97) (96) (105) (97) Tax benefit due to AFMC / CBPC - (19) - (19) (12) (21) Adjusted Free Cash Flow $33 $(10) $186 $143 $188 $140 37